                                                                   EXHIBIT 10.73

(MULTICURRENCY - CROSS BORDER)

                                     ISDA(R)
                  INTERNATIONAL SWAP DEALERS ASSOCIATION, INC.

                                MASTER AGREEMENT

                          DATED AS OF OCTOBER 13, 2005

MERRILL LYNCH CAPITAL SERVICES, INC.                   GENERAL CABLE CORPORATION
          ("PARTY A")                                         ("PARTY B")

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:-

1.   INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   OBLIGATIONS

(a)  GENERAL CONDITIONS.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

       COPYRIGHT (C) 1992 BY INTERNATIONAL SWAP DEALERS ASSOCIATION, INC.

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

MERRILL LYNCH CAPITAL SERVICES, INC.    GENERAL CABLE CORPORATION


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------

                                                                   ISDA (R) 1992

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                          DATED AS OF OCTOBER 13, 2005

                                     BETWEEN

               MERRILL LYNCH CAPITAL SERVICES, INC., A CORPORATION
                ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE
                                   ("PARTY A")

                                       AND

            GENERAL CABLE CORPORATION, A CORPORATION ORGANIZED UNDER
                        THE LAWS OF THE STATE OF DELAWARE
                                   ("PARTY B")

                                     PART 1

                             TERMINATION PROVISIONS

In this Agreement:-

(a)  "SPECIFIED ENTITY" means in relation to Party A for the purpose of:-

Section 5(a)(v),     Not Applicable
Section 5(a)(vi),    Not Applicable
Section 5(a)(vii),   Not Applicable
Section 5(b)(iv),    Not Applicable

     in relation to Party B for the purpose of:-

Section 5(a)(v),     Not Applicable
Section 5(a)(vi),    Not Applicable
Section 5(a)(vii),   Not Applicable
Section 5(b)(iv),    Not Applicable

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will apply to Party A and to Party B.

If such provisions apply:-

"SPECIFIED INDEBTEDNESS" will have the meaning specified in Section 14 of this Agreement, and, in addition, "Specified Indebtedness" as applied to Party B shall also include any payment obligation of Party B under that certain Credit Agreement dated as of October 22, 2004 (as amended, supplemented or otherwise modified from time to time, including, without limitation, the Limited Consent with Respect to Amended and Restated Credit Agreement, dated as of October 12, 2005, as amended and restated by the Second Amended and Restated Credit Agreement, dated as of November 23, 2005, collectively, the "Credit Agreement") among General Cable Industries, Inc., as Borrower, General Cable Corporation and the other Guarantors party thereto, as Guarantors, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., individually as a Lender, collateral agent and as security trustee for the Secured Parties, and as syndication agent, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services INC. and UBS Securities LLC, as joint lead arrangers, Fleet Capital Corporation, as a co-documentation agent, GMAC Commercial Finance LLC, as a co-documentation agent, General Electric Capital Corporation, as a co-documentation agent, UBS Loan Finance LLC, as a Lender and as swingline lender, UBS AG, Stamford Branch, in its individual capacity, as issuing bank, and as administrative agent for the Lenders and the financial institutions from time to time parties thereto as lenders thereunder.

"THRESHOLD AMOUNT" means, in respect of Party A, USD 100,000,000 or its equivalent in other currencies, and in respect of Party B, USD 100,000 or its equivalent in other currencies, provided that, in respect of Party B, the Threshold Amount applicable to an Event of Default under the Credit Agreement shall mean zero (0).

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will apply to Party A and Party B. Section 5(b)(iv) of this Agreement shall be amended to read as follows: "Credit Event Upon Merger" means that a Designated Event (as defined below) occurs with respect to a party, any Credit Support Provider of such party, or any Specified Entity of such party and such action does not constitute an event described in Section 5(a)(viii) but, in the reasonable opinion of the other party, the creditworthiness of the successor, surviving or transferee entity, taking into account any applicable Credit Support Document (except any applicable Credit Support Annex or other agreement providing for the pledge of collateral or any similar agreement) (in which case the party or its successor or transferee, as appropriate, will be the Affected Party) is materially weaker than that of its predecessor, immediately prior to the occurrence of the Designated Event. For purposes hereof, a Designated Event means that, after the Trade Date of any Transaction:

     (i) the party, any Credit Support Provider of the party or any Specified Entity of the party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets (or any substantial part of the assets comprising the business of that party) to, or reorganizes, incorporates, reincorporates, or reconstitutes into or as, another entity, or another entity consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, or reorganizes, incorporates, reincorporates, reconstitutes into or as, such party; or

     (ii) any person or entity acquires directly or indirectly the beneficial ownership of equity securities having the power to elect a majority of the board of directors of the party, any Credit Support Provider of the party or any applicable Specified Entity of the party; or

     (iii) the party, any Credit Support Provider of the party, or any applicable Specified Entity of the party enters into any agreement providing for any of the foregoing.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to either Party A or to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement:-

     (i)  Market Quotation will apply.

     (ii) The Second Method will apply.

(g)  "TERMINATION CURRENCY" means United States Dollars.

(H)  ADDITIONAL TERMINATION EVENT will apply.

     (i) TERMINATION OF REVOLVING COMMITMENTS. If, upon the termination of all Revolving Commitments, the repayment of all outstanding Loans (as such terms are defined in the Credit Agreement) and the release of all liens securing the same (collectively, "Release"), this Agreement is in effect, the Parties hereto, at Party A's option, and written notice thereof to Party B, shall, within five (5) business days of the Release, execute and deliver a Credit Support Annex in the form attached hereto as Exhibit "C" and post collateral to Party A pursuant to the terms of the Credit Support Annex.

          The Credit Support Annex shall not take effect unless and until there is a termination of all Revolving Commitments, the repayment of all outstanding Loans and the release of all liens securing the same.

     (ii) PARI PASSU OBLIGATIONS. If any obligation due and owing by Party B to Party A under this Agreement fails to rank at least pari passu with any obligation due and owing by Party B to any of its unsecured debt holders.

          Failure by Party B to comply with the terms of either Part 1(h)(i) or 1(h)(ii) shall constitute an Additional Termination Event pursuant to
          Section 5(b)(v), and Party B shall be the sole Affected Party in either case.

                                     PART 2

                               TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:-

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
     Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below:-

     (i)  The following representation applies to Party A:-

          Party A is a corporation organized under the laws of the State of Delaware.

     (ii) The following representation applies to Party B:-

          Party B is a corporation organized under the laws of the State of Delaware.

                                     PART 3

                         AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents as applicable:-

(a)  Tax forms, documents or certificates to be delivered are:-

PARTY REQUIRED TO
 DELIVER DOCUMENT       FORM/DOCUMENT/CERTIFICATE          DATE BY WHICH TO BE DELIVERED
-----------------   --------------------------------   -------------------------------------
 Party A/Party B    A correct, complete and executed   (i) Before the first Payment Date
                    U.S. Internal Revenue Service      under this Agreement, (ii) promptly
                    Form W-9 (or any successor         upon reasonable demand by Party A,
                    thereto), including appropriate    and (iii) promptly upon learning that
                    attachments, that eliminates       any such form previously provided by
                    U.S. federal backup withholding    Party B has become obsolete or
                    tax on payments under this         incorrect.
                    Agreement.

(b)  Other Documents to be delivered are:-

 PARTY REQUIRED                                                                                 COVERED BY
   TO DELIVER                      FORM/DOCUMENT/                       DATE BY WHICH         SECTION 3(D)
    DOCUMENT                        CERTIFICATE                        TO BE DELIVERED       REPRESENTATION
 --------------    ---------------------------------------------   -----------------------   --------------
Party A/Party B.   Annual audited financial statements (or, in     Promptly after request.        Yes.
                   the case of Party A, of its Credit Support
                   Provider) prepared in accordance with
                   generally accepted accounting principles in
                   the country in which the party (or, in the
                   case of Party A, its Credit Support Provider)
                   is organized.

Party A/Party B.   Quarterly unaudited financial statements (or,   Promptly after request.        Yes.
                   in the case of Party A, of its Credit Support
                   Provider) prepared in accordance with
                   generally accepted accounting principles in
                   the country in which the party (or, in the
                   case of Party A, its Credit Support Provider)
                   is organized.

Party A/Party B.   Credit Support Document, if any, specified in   Concurrently with the           No.
                   Part 4 of the Schedule, such Credit Support     execution of this
                   Document being duly executed if required.       Agreement.

                   The collateralized Guarantee of General Cable
                   Industries, Inc. shall be in a form
                   acceptable to Party A.

PARTY REQUIRED                                                                                 COVERED BY
  TO DELIVER                       FORM/DOCUMENT/                       DATE BY WHICH         SECTION 3(D)
   DOCUMENT                         CERTIFICATE                        TO BE DELIVERED       REPRESENTATION
--------------     ---------------------------------------------   -----------------------   --------------
Party A/Party B.   Certified copies of the resolution(s) of its    Concurrently with the          Yes.
                   board of directors or other documents           execution of this
                   authorizing the execution and delivery of       Agreement.
                   this Agreement.

Party A/Party B.   Incumbency certificate or other documents       Concurrently with the          Yes.
                   evidencing the authority of the party           execution of this
                   entering into this Agreement or any other       Agreement or of any
                   document executed in connection with this       other documents
                   Agreement.                                      executed in connection
                                                                   with this Agreement.

Party A.           An opinion of counsel with respect to Party A   Concurrently with the           No.
                   in a form acceptable to Party B.                execution of this
                                                                   Agreement.

Party A.           An opinion of counsel with respect to Party     Concurrently with the           No.
                   A's Credit Support Provider in a form           execution of this
                   acceptable to Party B.                          Agreement.

Party B.           An opinion of counsel with respect to Party B   Concurrently with the           No.
                   substantially in the form attached hereto as    execution of this
                   Exhibit B and otherwise in a form acceptable    Agreement.
                   to Party A.

Party B.           An opinion of counsel with respect to Party     Concurrently with the           No.
                   B's Credit Support Provider in a form           execution of this
                   acceptable to Party A.                          Agreement.

                                     PART 4

                                  MISCELLANEOUS

(a)  ADDRESSES FOR NOTICES: For the purpose of Section 12(a) of this Agreement:-

Address for notices or communications to PARTY A:-

Address:       MERRILL LYNCH WORLD HEADQUARTERS
               4 WORLD FINANCIAL CENTER, 18TH FLOOR
               NEW YORK, NEW YORK 10080
Attention:     SWAP GROUP
Facsimile No.: 917-778-0836
Telephone No.: 212 449-2467

(For all purposes)

Additionally, a copy of all notices pursuant to Sections 5, 6, and 7 as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

               GMI COUNSEL
               MERRILL LYNCH WORLD HEADQUARTERS
               4 WORLD FINANCIAL CENTER, 12TH FLOOR
               NEW YORK, NEW YORK 10080
               ATTENTION: SWAPS LEGAL
               FACSIMILE NO.: 212 449-6993

Address for notices or communications to PARTY B:-

Address:       General Cable Corporation
               4 Tesseneer Drive
               Highland Heights, Kentucky 41076
Attention:     Chief Financial Officer
Facsimile No.: (859) 572-8440
Telephone No.: (859) 572-8000

(For all purposes)

(b)  PROCESS AGENT. For the purpose of Section 13(c):-

Party A appoints as its Process Agent: Not Applicable.

Party B appoints as its Process Agent: Not Applicable.

(c)  OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A, unless either Party A is in default hereunder, in which event Party B shall select the Calculation Agent with the consent of Party A (which consent shall not be unreasonably withheld), or a different Calculation Agent is otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)  CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:-

Party A: Guarantee of Merrill Lynch & Co., Inc. ("ML&Co.") in the form attached hereto as Exhibit A.

Party B: The Continuing Unconditional Guarantee of General Cable Industries, Inc., the Credit Agreement (as defined in Part 1 hereof) and the Security Agreement (as defined in the Credit Agreement), and the Credit Support Annex which supplements, forms part of, and is subject to this Agreement.

(g)  CREDIT SUPPORT PROVIDER.

Credit Support Provider means in relation to Party A, ML & Co.

Credit Support Provider means in relation to Party B, General Cable Industries, Inc.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will not apply.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

                                     PART 5

                                OTHER PROVISIONS

(1) FINANCIAL STATEMENTS. Section 3(d) is hereby amended by adding in the third line thereof after the word "respect" and before the period:

     "or, in the case of financial statements, a fair presentation of the financial condition of the relevant party".

(2) ADDITIONAL REPRESENTATIONS. For purposes of Section 3, the following shall be added, immediately following paragraph (f) thereto:

     (g) It is an "eligible contract participant" within the meaning of the United States Commodity Exchange Act.

     (h) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business, and, with respect to Party B, for the purpose of hedging its interest rate exposure.

     (i) It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

In addition, the parties each represent (which representations will be deemed to be repeated on each date on which a Transaction is entered into) that:

     (j) NON-RELIANCE. Each party represents to the other party (which representation will be deemed to be repeated by each party on each date on which a Transaction is entered into or amended, extended or otherwise modified) that it is acting for its own account, and has made its own independent decisions to enter into this Agreement and any Transaction hereunder and as to whether this Agreement and any Transaction hereunder is appropriate or proper for it based on its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Agreement or any Transaction hereunder, it being understood that information and explanations related to the terms and conditions of this Agreement and any Transaction hereunder shall not be considered investment advice or a recommendation to enter into this Agreement or any Transaction hereunder. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of any Transaction hereunder.

(3) TRANSFER. To the extent the following does not violate the terms of the Credit Agreement, and notwithstanding the provisions of Section 7, Party A may assign its rights and delegate its obligations under any Transaction, in whole or in part, to any Affiliate (an "Assignee") of ML & Co., effective (the "Effective Date") upon delivery to Party B of both (a) an executed acceptance and assumption by the Assignee of the transferred obligations of Party A under the Transaction(s) (the "Transferred Obligations"); and (b) an executed guarantee of ML & Co., of the Transferred Obligations, substantially in the form of Exhibit A hereto. On the Effective Date, (a) Party A shall be released from all obligations and liabilities arising under the Transferred Obligations; and
(b) the Transferred Obligations shall cease to be Transaction(s) under this Agreement and shall be deemed to be Transaction(s) under the master agreement between Assignee and Party B, provided that, if at such time Assignee and Party B have not entered into a master agreement, Assignee and Party B shall be deemed to have entered into an ISDA form of Master Agreement (Multicurrency-Cross Border) without any Schedule attached thereto.

Notwithstanding the provisions of Section 7, Party A hereby agrees to not unreasonably withhold the right of Party B to assign it's rights and delegate it's obligations under any Transaction, in whole or in part to a banking counterparty which Party A has sufficient credit availability for such transaction.

(4) METHOD OF NOTICE. Section 12(a)(ii) of the Master Agreement is deleted in its entirety.

(5) JURISDICTION. Party B hereby irrevocably and unconditionally submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment. Party A and Party B agree that a final judgment is any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(6) SET-OFF.

     (a) Without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, and to the extent the following does not violate the terms of the Credit Agreement, all payments under this Agreement will be made without setoff or counterclaim; provided, however, that in addition to any rights of setoff a party may have as a matter of law or otherwise, upon the designation or deemed designation of an Early Termination Date, the non-Defaulting Party or non-Affected party (in either case, "X") may without prior notice set off any sum or obligation (whether or not arising under this Agreement, whether or not matured, whether or not contingent and regardless of the currency, place of payment or booking office of the obligation) owed or due by the Defaulting Party or Affected Party (in either case, "Y") to X against any sum or obligation (whether or not arising under this Agreement, whether or not matured, whether or not contingent and regardless of the currency, place of payment or booking office of the obligation) owed or due by X or any Affiliate of X to Y. X will promptly provide a detailed accounting of such Set-off amounts and calculations.

     (b) For the purposes of cross-currency set-off, X may convert into the currency in which the other is denominated at the rate of exchange at which such party would be able, acting in a reasonable manner and in good faith, to purchase the relevant amount of such currency.

     (c) If an obligation is unascertained, X may in good faith estimate that obligation and set off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

(7) ESCROW. If by reason of the time difference between the cities in which payments are to be made, it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may, at its option and in its sole discretion, notify the other party that payments on that date are to be made in escrow. In this case, deposit of the payment due earlier on that date shall be made by 2:00 p.m. (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instruction (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it in escrow. The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements and shall cause those arrangements to provide that the intended recipient of the payment due to be deposited first shall be entitled to interest on that deposited payment for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11:00 a.m. local time on that day) if that payment is not released by 5:00 p.m. local time on the date it is deposited for any reason, other than the intended recipient's failure to make the escrow deposit it is required to make hereunder in a timely fashion.

(8) CONSENT TO RECORDING. The parties agree that each may electronically record all telephonic conversations between marketing and trading personnel in connection with this Agreement.

(9) WAIVER OF JURY TRIAL. Each party hereby irrevocably waives any and all right to trial by jury with respect to any legal proceeding arising out of or relating to this Agreement or any Transaction contemplated hereunder.

(10) SINGLE TRANSACTION. Party A and Party B each agree and acknowledge that the only Transaction that is or will be governed by this Agreement is the Transaction evidenced by the Confirmation dated October 13, 2005.

(11) REPRESENTATION OF PARTY A. Party A hereby represents that on the date of this Agreement it is a Lender or an Affiliate of a Lender (as such terms are defined in the Credit Agreement).

                                                                       EXHIBIT A

                     GUARANTEE OF MERRILL LYNCH & CO., INC.

     FOR VALUE RECEIVED, receipt of which is hereby acknowledged, Merrill Lynch & Co., Inc., a corporation duly organized and existing under the laws of the State of Delaware ("ML & CO."), hereby unconditionally guarantees to General Cable Corporation (the "Company"), the due and punctual payment of any and all amounts payable by Merrill Lynch Capital Services, Inc., a corporation organized under the laws of the State of Delaware ("MLCS"), its successors and permitted assigns, to the extent such successors or permitted assigns are direct or indirect subsidiaries of ML & Co., under the terms of the Master Agreement between the Company and MLCS, dated as of October 13, 2005 (the "Agreement"), including, in case of default, interest on any amount due, when and as the same shall become due and payable, whether on the scheduled payment dates, at maturity, upon declaration of termination or otherwise, according to the terms thereof. In case of the failure of MLCS punctually to make any such payment, ML & Co. hereby agrees to make such payment, or cause such payment to be made, promptly upon demand made by the Company to ML & Co.; provided, however that delay by the Company in giving such demand shall in no event affect ML & Co.'s obligations under this Guarantee. This Guarantee shall remain in full force and effect or shall be reinstated (as the case may be) if at any time any payment guaranteed hereunder, in whole or in part, is rescinded or must otherwise be returned by the Company upon the insolvency, bankruptcy or reorganization of MLCS or otherwise, all as though such payment had not been made.

     ML & Co. hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement; the absence of any action to enforce the same; any waiver or consent by the Company concerning any provisions thereof; the rendering of any judgment against MLCS or any action to enforce the same; or any other circumstances that might otherwise constitute a legal or equitable discharge of a guarantor or a defense of a guarantor. ML & Co. covenants that this guarantee will not be discharged except by complete payment of the amounts payable under the Agreement. This Guarantee shall continue to be effective if MLCS merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist.

     ML & Co. hereby waives diligence; presentment; protest; notice of protest, acceleration, and dishonor; filing of claims with a court in the event of insolvency or bankruptcy of MLCS; all demands whatsoever, except as noted in the first paragraph hereof; and any right to require a proceeding first against MLCS.

     ML & Co. hereby certifies and warrants that this Guarantee constitutes the valid obligation of ML & Co. and complies with all applicable laws.

     This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

     This Guarantee may be terminated at any time by notice by ML & Co. to the Company given in accordance with the notice provisions of the Agreement, effective upon receipt of such notice by the Company or such later date as may be specified in such notice; provided, however, that this Guarantee shall continue in full force and effect with respect to any obligation of MLCS under the Agreement entered into prior to the effectiveness of such notice of termination.

     This Guarantee becomes effective concurrent with the effectiveness of the Agreement, according to its terms.

     IN WITNESS WHEREOF, ML & Co. has caused this Guarantee to be executed in its corporate name by its duly authorized representative.

                                        MERRILL LYNCH & CO., INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

(BILATERAL FORM)

                                  (ISDA AGREEMENTS SUBJECT TO NEW YORK LAW ONLY)

                                                                       EXHIBIT C

                                     ISDA(R)
              INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC.
                              CREDIT SUPPORT ANNEX
                             TO THE SCHEDULE TO THE
                              ISDA MASTER AGREEMENT

                          DATED AS OF OCTOBER 13, 2005

                                     BETWEEN

MERRILL LYNCH CAPITAL                  AND             GENERAL CABLE CORPORATION
    SERVICES, INC.                                            ("PARTY B")
     ("PARTY A")

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:--

PARAGRAPH 1. INTERPRETATION

(a) DEFINITIONS AND INCONSISTENCY. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) SECURED PARTY AND PLEDGOR. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

PARAGRAPH 2. SECURITY INTEREST

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.


   COPYRIGHT (C) 1994 BY INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC.

PARAGRAPH 13. ELECTIONS AND VARIABLES

(a) SECURITY INTEREST FOR "OBLIGATIONS". The term "OBLIGATIONS" as used in this Annex includes the following additional obligations: Not Applicable.

(b)  CREDIT SUPPORT OBLIGATIONS.

     (i)  DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

          (A) "DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

          (B) "RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

          (C) "CREDIT SUPPORT AMOUNT" means, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) the Pledgor's Threshold; provided, however, that (x) in the case where the sum of the Independent Amounts applicable to the Pledgor exceeds zero, the Credit Support Amount will not be less than the sum of all Independent Amounts applicable to the Pledgor and (y) in all other cases, the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields an amount less than zero.

     (ii) ELIGIBLE COLLATERAL. The following items will qualify as "ELIGIBLE COLLATERAL":

                       VALUATION
                      PERCENTAGE
                      ----------
          (A)  Cash      100%

     (iii) OTHER ELIGIBLE SUPPORT. There shall be no "OTHER ELIGIBLE SUPPORT" for either Party A or Party B.

     (iv) THRESHOLDS.

          (A) "INDEPENDENT AMOUNT" means, for Party B, with respect to each Transaction, zero (unless a different amount is specified in the Confirmation of that Transaction as that party's Independent Amount).

          (B) "THRESHOLD" means, with respect to Party B, Infinity, provided, that if an Event of Default or Specified Condition has occurred and is continuing with respect to Party B, the Threshold with respect to Party B shall be zero.

          (C) "MINIMUM TRANSFER AMOUNT" means, with respect to a party, USD 100,000; provided, that if an Event of Default or Specified Condition has occurred and is continuing with respect to Party B, the Minimum Transfer Amount with respect to Party B shall be zero.

          (D) "ROUNDING". The Delivery Amount and the Return Amount will be rounded up or down respectively to the nearest integral multiple of USD 10,000.

(c)  VALUATION AND TIMING.

     (i) "VALUATION AGENT" means, for purposes of Paragraph 3 and 5, the party making the demand under Paragraph 3; for the purpose of Paragraph 4(d)(ii), the Secured Party receiving the Substitute Credit Support; and for purposes of Paragraph 6(d), the Secured Party receiving or deemed to receive the Distributions or the Interest Amount, as applicable.

     (ii) "VALUATION DATE" means each Local Business Day.

     (iii) "VALUATION TIME" means the close of business in the city of the Valuation Agent on the Local Business Day preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv) "NOTIFICATION TIME" means 10:00 a.m., New York time, on a Local Business Day.

(d) CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. For purposes of Paragraph 8(a), each Termination Event will constitute a Specified Condition with respect to Pledgor, if the Pledgor fails to pay when due any amount payable by it in connection with an Early Termination Date designated in connection with that Termination Event. For all other purposes of this Annex, each Termination Event specified below with respect to a party will be a "SPECIFIED CONDITION" for that party.

Credit Event Upon Merger (with respect to General Cable Corporation)         [X]

Additional Termination Events (if any)                                       [X]

(e)  SUBSTITUTION.

     (i)  "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

     (ii) "CONSENT." The Pledgor may not substitute Eligible Credit Support pursuant to Paragraph 4(d) without consent from the Secured Party.

(f)  DISPUTE RESOLUTION.

     (i) "RESOLUTION TIME" means 1:00 p.m., New York time, on the first Local Business Day following the date on which notice of a dispute is given under Paragraph 5.

     (ii) "VALUE." For the purpose of Paragraph 5(i)(C) and 5(ii), the Value of Eligible Collateral other than Cash will be calculated as follows: Not Applicable.

     (iii) "ALTERNATIVE." Not Applicable.

(g)  HOLDING AND USING POSTED COLLATERAL.

     (i) "ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS." As long as the conditions set forth in clause (A) below are satisfied, Party A shall be entitled to hold Posted Collateral pursuant to Paragraph 6(b). As long as the condition set forth in clause (B) below are satisfied, any Custodian for Party A shall be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

          (A) Party A: (a) The long-term, unsecured, unsubordinated debt ratings of ML & Co. are at least BBB+ (in the case of S&P) and Baa1 (in the case of Moody's) and (b) Party A is not a Defaulting Party.

          (B) The Custodian: The Custodian is either: (a) a wholly owned, direct or indirect, Affiliate of ML & Co. or (b) a bank or trust company located in the State of New York having total assets of at least USD 10,000,000,000.

          Initially, the CUSTODIAN for Party A is: Merrill Lynch, Pierce, Fenner & Smith Inc.

     (ii) "USE OF POSTED COLLATERAL." The provisions of Paragraph 6(c) will apply.

(h)  DISTRIBUTIONS AND INTEREST AMOUNT.

     (i) "INTEREST RATE." The Interest Rate will be the rate per annum equal to the overnight Federal Funds Rate (the "Fed Funds Rate") for each day cash is held by the Secured Party as reported in Federal Reserve Publication H.15-519.

     (ii) "TRANSFER OF INTEREST AMOUNT." The Transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

     (iii) "ALTERNATIVE TO INTEREST AMOUNT." Not Applicable.

(i)  ADDITIONAL REPRESENTATION(S). Not Applicable.

(j)  "OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT."

     (i) "VALUE" with respect to Other Eligible Support and Other Posted Support means: Not Applicable.

     (ii) "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: Not Applicable.

(k) DEMANDS AND NOTICES. All demands, specifications and notices made by a party to this Annex will be made as follows:

Party A: Merrill Lynch World Headquarters
         4 World Financial Center, 18th Floor
         New York, New York 10080
         Attention: Swap Group
         Facsimile No.: (917) 778-0836
         Telephone No.: (212) 449-2467

Party B: General Cable Corporation
         4 Tesseneer Drive
         Highland Heights, Kentucky  41076
         Attention: Chief Financial Officer
         Facsimile No.: (859) 572-8440
         Telephone No.: (859) 572-8000

(l)  ADDRESSES FOR TRANSFERS. Not Applicable.

(m)  OTHER PROVISIONS.

     (i) AGREEMENT AS TO SINGLE SECURED PARTY AND PLEDGOR. Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Party A, (b) the term "Pledgor" as used in this Annex means only Party B, (c) only Party B makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party B will be required to make Transfers of Eligible Credit Support hereunder. Party A and Party B further agree that, notwithstanding anything to the contrary in the recital to this Annex or Paragraph 7, this Annex will constitute a Credit Support Document only with respect to Party B, and the Events of Default in Paragraph 7 will only apply to Party B.

     (ii) ADDITIONS TO PARAGRAPH 3. The following subparagraph (c) is hereby added to Paragraph 3 of this Annex:

          (c) NO OFFSET. On any Valuation Date, if either (i) each party is required to make a Transfer under Paragraph 3(a) or (ii) each party is required to make a Transfer under Paragraph 3(b), then the amounts of those obligations will not offset each other.

     (iii) POSTED COLLATERAL. The definition of Posted Collateral shall also include any and all accounts in which Cash Collateral is held.

                        CONTINUING UNCONDITIONAL GUARANTY

      THIS CONTINUING UNCONDITIONAL GUARANTY (this "GUARANTY") is made as of January 25, 2006 and is effective as of October 13, 2005 by GENERAL CABLE INDUSTRIES, INC., a Delaware corporation ("GUARANTOR"), to and for the benefit of MERRILL LYNCH CAPITAL SERVICES, INC., a Delaware corporation
("COUNTERPARTY").

      WHEREAS, GENERAL CABLE CORPORATION ("PRIMARY OBLIGOR") and Counterparty have entered into that certain ISDA Master Agreement dated as of October 13, 2005 between Primary Obligor and Counterparty; that certain Schedule to such ISDA Master Agreement dated as of October 13, 2005; a Confirmation with a trade date of October 13, 2005 (such ISDA Master Agreement, Schedule, Confirmation, and a Credit Support Annex (as defined in and subject to the provisions of the Schedule) together, as any of them may be amended, supplemented, modified or restated from time to time, the "SWAP AGREEMENT"), pursuant to which Primary Obligor and Counterparty have entered into a certain foreign currency swap transaction, all more completely described in and subject to the terms and conditions set forth in the Swap Agreement and all of the other agreements, documents, instruments, certificates, reports and financing statements heretofore or hereafter executed or delivered in connection therewith (specifically including without limitation any Credit Support Annex), as the same may be amended, supplemented, modified or restated from time to time (all of such agreements, etc., together with the Swap Agreement, collectively referred to herein as the "SWAP DOCUMENTS");

      WHEREAS, Guarantor is a wholly-owned indirect subsidiary of Primary Obligor and, pursuant to Counterparty's request, as an incident to the obligation of Counterparty to enter into the Swap Agreement with Primary Obligor, is required, and has agreed, to execute and deliver this Agreement of even date herewith;

      WHEREAS, Guarantor acknowledges and confirms that, as wholly-owned subsidiary of Primary Obligor, (a) it will benefit from the foreign currency swap transactions entered into by Primary Obligor and Counterparty pursuant to the Swap Agreement, (b) the undertakings and obligations of Counterparty in favor of Primary Obligor under the Swap Agreement constitute valuable consideration to Guarantor, (c) it was agreed by Primary Obligor and Counterparty at the time the Swap Agreement was entered into that, as an inducement to Counterparty to enter into the foreign currency swap transactions provided for therein, that Primary Obligor would cause Guarantor to provide a guaranty of the obligations and undertakings of Primary Obligor in favor of Counterparty under the Swap Agreement, and (d) Counterparty relied on such agreement entering into the Swap Agreement and the foreign currency swap transactions provided for thereunder.

      NOW, THEREFORE, for value received and in consideration of the entry by Counterparty into and of the undertakings and obligations of Counterparty in favor of Primary Obligor under the Swap Agreement the undersigned Guarantor unconditionally guaranties and agrees to stand surety for (i) the full and prompt payment when due, whether at maturity or earlier, by reason of early termination, acceleration or otherwise, and at all times thereafter, of all of the indebtedness, liabilities and obligations of every kind and nature of Primary Obligor to Counterparty under the Swap Agreement and the other Swap Documents, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by Counterparty (including without limitation any interest, fees or expenses accruing following the commencement of any insolvency, receivership, reorganization or bankruptcy case or proceeding relating to Primary Obligor, whether or not a claim for post-petition interest, fees or expenses is allowed in such case or proceeding), and (ii) the prompt, full and faithful discharge by Primary Obligor of each and every term, condition, agreement, representation and warranty now or hereafter made by Primary Obligor to Counterparty under the Swap Agreement and the other Swap Documents (all such indebtedness, liabilities and obligations being hereinafter referred to as the "PRIMARY OBLIGOR'S LIABILITIES"). Guarantor further agrees to pay all reasonable costs and expenses, including, without limitation, all court costs and reasonable attorneys' and paralegals' fees paid or incurred by Counterparty in endeavoring to collect all or any part of Primary Obligor's Liabilities from, or in prosecuting any action against, Guarantor or any other guarantor of all or any part of Primary Obligor's Liabilities. All amounts payable by Guarantor under this Guaranty shall be payable upon demand by Counterparty upon the occurrence of an Event of Default under the Swap Agreement or any other Swap Document and shall be made in lawful money of the United States, in immediately available funds.

      Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any liens and security interests granted by Guarantor to secure this Guaranty, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Guarantor agrees that if the Guaranty, or any liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "FRAUDULENT CONVEYANCE" means a fraudulent conveyance under
Section 548 of the "Bankruptcy Code" (as hereinafter defined) or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

      Guarantor hereby agrees that its obligations under this Guaranty shall be unconditional, irrespective of (i) the validity or enforceability of Primary Obligor's Liabilities or any part thereof, or of any Swap Document, promissory note or other document evidencing all or any part of Primary Obligor's Liabilities, (ii) the absence of any attempt to collect Primary Obligor's Liabilities from Primary Obligor or any other guarantor or other action to enforce the same, (iii) the waiver or consent by Counterparty with respect to any provision of any instrument evidencing Primary Obligor's Liabilities, or any part thereof, or any other agreement heretofore, now or hereafter executed by Primary Obligor and delivered to Counterparty, (iv) the institution of any proceeding under Chapter 11 of Title 11 of the United States Code (11 U.S.C.
Section 101 et seq.), as amended (the "BANKRUPTCY CODE"), or any similar proceeding, by or against Primary Obligor, or Counterparty's election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code,
(v) any borrowing or grant of a security interest by Primary Obligor as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vi) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Counterparty's claim(s) for repayment of Primary Obligor's Liabilities, or (vii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

      Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of Primary Obligor, protest or notice with respect to Primary Obligor's Liabilities and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete performance of the obligations and liabilities contained herein. Upon any default by Primary Obligor as provided in the Swap Agreement or any other Swap Document, Counterparty may, at its sole election, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount or any portion of Primary Obligor's Liabilities, without first proceeding against Primary Obligor, or any other person, firm, or corporation, or against any security or collateral for Primary Obligor's Liabilities. Guarantor agrees that this Guaranty constitutes a guarantee of payment when due and not of collection.

      Counterparty is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to at any time and from time to time (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, Primary Obligor's Liabilities or otherwise modify, amend or change the terms of the Swap Agreement or any other Swap Document now or hereafter executed by Primary Obligor and delivered to Counterparty; (ii) accept partial payments on Primary Obligor's Liabilities; (iii) take and hold security or collateral for the payment of Primary Obligor's Liabilities guaranteed hereby, or for the payment of this Guaranty, or for the payment of any other guaranties of Primary Obligor's Liabilities, and exchange, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as in its sole discretion it may determine; and (v) settle, release, compromise, collect or otherwise liquidate Primary Obligor's Liabilities and any security or collateral therefor in any manner, without affecting or impairing the obligations of Guarantor hereunder. Counterparty shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from Primary Obligor or any other source, and such determination shall be binding on Guarantor. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of Primary Obligor's Liabilities as Counterparty shall determine in its sole discretion without affecting the validity or enforceability of this Guaranty.

      Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Primary Obligor, and any and all endorsers and/or other guarantor of any instrument or document evidencing all or any part of Primary Obligor's Liabilities and of all other circumstances bearing upon the risk of nonpayment of Primary Obligor's Liabilities or any part thereof that diligent inquiry would reveal and Guarantor hereby agrees that Counterparty shall have no duty to advise Guarantor of information known to Counterparty regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Counterparty, in its sole discretion, undertakes at any time or from time to time to provide any such information to Guarantor, Counterparty shall be under no obligation to update any such information or to provide any such information to Guarantor on any subsequent occasion.

      Guarantor consents and agrees that Counterparty shall be under no obligation to marshal any assets in favor of Guarantor or against or in payment of any or all of Primary

Obligor's Liabilities. Guarantor further agrees that, to the extent that Primary Obligor makes a payment or payments to Counterparty, or Counterparty receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Primary Obligor, its estate, trustee, receiver or any other party, including, without limitation, Guarantor under any bankruptcy law, state or federal law, common law or equitable theory, then to the extent of such payment or repayment, Primary Obligor's Liabilities or the part thereof which has been paid, reduced or satisfied by such amount, and Guarantor's obligations hereunder with respect to such portion of Primary Obligor's Liabilities, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

      Guarantor agrees that any and all claims of Guarantor against Primary Obligor, any endorser or any other guarantor of all or any part of Primary Obligor's Liabilities, or against any of Primary Obligor's properties, whether arising by reason of any payment by Guarantor to Counterparty pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of all of Primary Obligor's Liabilities.

      Counterparty may, without notice to anyone, sell or assign Primary Obligor's Liabilities or any part thereof, or grant participations therein, and in any such event each and every immediate or remote assignee or holder of, or participant in, all or any of Primary Obligor's Liabilities shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right, but Counterparty shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of Counterparty, as to any part of Primary Obligor's Liabilities retained by Counterparty.

      This Guaranty shall be binding upon Guarantor and upon the successors (including without limitation, any receiver, trustee or debtor in possession of or for Guarantor) of Guarantor and shall inure to the benefit of Counterparty and its successors and assigns; provided, however, that Guarantor's obligations hereunder may not be delegated or assigned without Counterparty's prior written consent. If there is more than one signatory hereto, all references to Guarantor herein shall include each and every Guarantor and each and every obligation of Guarantor hereunder shall be the joint and several obligation of each Guarantor.

      Guarantor (and each of them, if there be more than one) represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to Counterparty that:

      (A) It has the legal capacity and corporate authority to execute, deliver and perform this Guaranty, and the transactions contemplated hereby;

      (B) No consent of any person (including, without limitation, creditors of Guarantor), and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty and the transactions contemplated hereby;

      (C) This Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally; and

      (D) The execution, delivery and performance of this Guaranty will not violate the certificate of incorporation or bylaws of Guarantor or any requirement of law applicable to or material contractual obligation of Guarantor.

      This Guaranty shall continue in full force and effect until such time as all of Primary Obligor's Liabilities have been paid in full and discharged, and the Swap Agreement and the other Swap Documents have been terminated.

      Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

      THIS GUARANTY AND ALL MATTERS RELATING HERETO AND ARISING HEREFROM (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

      THE UNDERSIGNED GUARANTOR HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK AND OF THE U.S. DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT THEREOF, AND IRREVOCABLY AGREES THAT, SUBJECT TO COUNTERPARTY'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS, UNLESS NONE OF SUCH COURTS HAS LAWFUL JURISDICTION OVER SUCH PROCEEDINGS. THE UNDERSIGNED GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH OF THE GUARANTOR AND THE COUNTERPARTY IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY OR THE OBLIGATIONS OF GUARANTOR HEREUNDER.

      THE UNDERSIGNED GUARANTOR CONSENTS TO SERVICE OF PROCESS IN THE MANNER AND METHODS SET FORTH BELOW FOR THE GIVING OF NOTICES UNDER THIS GUARANTY.

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

      EACH OF THE UNDERSIGNED GUARANTOR AND COUNTERPARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. EACH OF THE UNDERSIGNED GUARANTOR AND COUNTERPARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF THE UNDERSIGNED GUARANTOR AND COUNTERPARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

      Any notices to be given by one party to the other under this Guaranty shall be given by the notifying party by hand delivery or nationally recognized overnight courier delivered to the notice address for the party to whom notice is being given set forth on the signature page hereto (or such other notice address as such party to whom notice is being given may have given notice of to the other party in accordance with the provisions of this paragraph after the date hereof). Any such notice shall be effective and deemed to have been given when delivered to such address of the party to whom notice is being given.

      This Guaranty represents the entire understanding and agreement between Guarantor, on the one hand, and Counterparty, on the other hand, with respect to the subject matter contained herein, and there are no other existing agreements or understandings, whether oral or written, between or among such parties as to such subject matter.

      All rights and remedies hereunder and under the Swap Agreement and the other Swap Documents are cumulative and not alternative, and Counterparty may proceed in any order from time to time against Primary Obligor, the Guarantor or any other guarantor of all or any part of the Primary Obligor's Liabilities and/or the obligations or liabilities of any of them under any Swap Document and their respective assets. Counterparty shall not have any obligation to proceed at any time or in any manner against, or exhaust any or all of Counterparty's rights against, Primary Obligor, or the Guarantor or any other guarantor of all or any part of the Primary Obligor's Liabilities prior to proceeding against Guarantor hereunder. No failure or delay on the part of Counterparty in the exercise of any power, right or privilege shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No amendment, modification or waiver of any provision of this Guaranty, or consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by Counterparty and Guarantor. Each amendment, modification or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned Guarantor as of this 25 day of January, 2006, and is effective as of October 13, 2005.

                                        GENERAL CABLE INDUSTRIES, INC.

                                        By:
                                           -------------------------------
                                                Name:
                                                Title:

                                        Address for Notices:

                                        4 Tesseneer Drive
                                        Highland Heights, KY 41076

Accepted:

MERRILL LYNCH CAPITAL SERVICES, INC.

By:
   -------------------------------
       Name:
       Title:

Address for Notices:

                        Merrill Lynch World Headquarters
                        4 World Financial Center, 18th Floor
                        New York, NY 10080
                        Attention:  Swap Group
                        Fax No.:  646-805-0218
                        Tel. No.:  212-449-7403

     [Signature Page to Guaranty Re October 2005 Foreign Currency Swap with
                           General Cable Corporation]

                                       26